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                                                                   EXHIBIT 10.06

                    FIRST AMENDMENT TO CONSULTING AGREEMENT

         THIS FIRST AMENDMENT TO CONSULTING AGREEMENT is made as of November 30, 1995, by and between EVRO CORPORATION, a Florida corporation (the "Company" or "EVRO") and SOUTHERN RESOURCE MANAGEMENT, INC., a Florida corporation (the "Consultant").
                                R E C I T A L S:

         A. WHEREAS the Company and the Consultant entered into a certain Consulting Agreement dated as of November 1, 1995 (hereinafter the "Consulting Agreement");

         B. WHEREAS the terms of the Consulting Agreement requires the company to pay to the Consultant or its designees, as compensation for its services and as compensation for Consultant's agreement not to compete with Company, the total sum of Six Hundred Twenty-five Thousand and No/100 Dollars ($625,000.00) in accordance with a certain schedule of payments and deliver to the Consultant a Letter of Credit securing said payments or, in the alternative, deliver to the Consultant the sum of Five Hundred Thousand and No/100 Dollars ($500,000.00) in complete satisfaction of all amounts due Consultant under the Consulting Agreement on or before December 1, 1995.

         C. WHEREAS the Company failed to pay the consultant or its designees the sum of One Hundred Twenty-five Thousand and No/100 Dollars ($125,000.00) on or before December 1, 1995 as required by the terms of the Consulting Agreement.






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         D.      WHEREAS the Company failed to deliver to the Consultant a
Letter of Credit securing said payments or, in the alternative, deliver to the Consultant the sum of Five Hundred Thousand and No/100 Dollars ($500,000.00) in complete satisfaction of all amounts due Consultant under the Consulting Agreement on or before December 1, 1995.

         E. WHEREAS on or about February 8, 1996, the Company paid the consultant the sum of One Hundred Thousand and No/100 Dollars ($100,000.00).

         F. The Company and the Consultant desire to amend the consulting Agreement in accordance with the terms set forth in this First Amendment to Consulting Agreement.

         NOW THEREFORE, in consideration of the mutual promises and covenants set forth below, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

         1. Paragraph 4(A) of the Consulting Agreement is deleted in its entirety and the following is substituted in its place:

                 "4.      Consulting Services Compensation.

                          (A)  The Company shall pay to Consultant
                 or its designees, as compensation for its services under this Agreement, and as compensation for Consultant's agreement not to compete with Company, as described in paragraph 7 hereof, the sum of Six Hundred Twenty-five Thousand and No/100 Dollars ($625,000.00) in cash, payable as follows:





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                                (i)     One Hundred Thousand and No/100
                          Dollars ($100,000.00) on or before February
                          8, 1996;

                                (ii)    Twenty-five Thousand
                          and No/100 Dollars ($25,000.00) on or before March 15, 1996;

                                (iii)   One Hundred Twenty-five
                          Thousand and No/100 Dollars ($125,000.00) on or before November 1, 1996;

                                (iv)    One Hundred Twenty-five
                          Thousand and No/100 Dollars ($125,000.00) on or before November 1, 1997;

                                (v)     One Hundred Twenty-five
                          Thousand and No/100 Dollars ($125,000.00) on or before November 1, 1998; and

                                (vi)    One Hundred Twenty-five
                          Thousand and No/100 Dollars ($125,000.00) on or before November 1, 1999.

         The Company shall: (a) deliver to the Consultant a Letter of Credit drawn on a financial institution and in a form reasonably acceptable to the Consultant securing the payment set forth in subparagraphs 4(a)(iii) through 4(A)(vi) on or before March 15, 1996 (the "Letter of Credit") or, in the alternative, (b) deliver to the Consultant the sum of Four Hundred Thousand and No/100 Dollars ($400,000.00) in cash on or before March 15, 1996 (the "Satisfaction Payment"). The delivery to the Consultant of the Satisfaction Payment as contemplated by this subparagraph shall constitute a complete satisfaction of the Company's obligations under this subparagraph. The Company's failure to timely deliver either the Letter of Credit or the Satisfaction Payment contemplated by this subparagraph shall constitute a material breach of this Agreement entitling the Consultant to accelerate the maturity of all payments due under this Agreement and receive the immediate payment of the same. Time is of the essence."





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         2.      The Consultant acknowledges receipt of the sum of One Hundred
Thousand and No/100 Dollars ($100,000.00) from the Company on or about February 8, 1996.

         3. All other terms and conditions contained in the Consulting Agreement remain in full force and effect and are hereby reaffirmed.




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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                                        EVRO CORPORATION


                                        By:   /s/ Daniel M. Bogar
                                           -----------------------------------
                                           its:  Special Counsel
                                                -------------------------------



                                        SOUTHERN RESOURCE MANAGEMENT, INC.


                                        By:   /s/ E. Carl Anderson, Jr.
                                            ----------------------------------
                                            its:  President
                                                ------------------------------



                                        /s/ E. Carl Anderson, Jr.
                                        --------------------------------------
                                        E. CARL ANDERSON, JR., individually





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